Blackstone Mortgage Trust, Inc. Blackstone Mortgage Trust, Inc. Second Quarter 2023 Results JULY 26, 2023

BXMT HIGHLIGHTS

- Continued portfolio performance yielded GAAP EPS of $0.59 and Distributable EPS[(1)] of $0.79; strong earnings provide robust dividend coverage and support book value
- Well positioned to navigate volatility with a diversified balance sheet, substantial liquidity, and term-matched financings

Earnings Power

Strong earnings generated by senior, floating-rate portfolio

$0.79
2Q Distributable EPS[(1)]

127%
2Q dividend coverage[(2)]

Balance Sheet Strength

Well-structured, match-funded liabilities with substantial liquidity

$1.8B
liquidity

$0
corporate debt maturities until 2026

Credit Performance

High-quality collateral supports continued loan performance and repayment activity

$1.5B
2Q repayments

$26.30
book value per share, +$0.04 YTD

Note: The information in this presentation is as of June 30, 2023, unless otherwise stated. Opinions expressed reflect the current opinions of BXMT as of the date appearing in the materials only and are based on BXMT's opinions of the current market environment, which is subject to change. BXMT's manager is a subsidiary of Blackstone.

(1) Represents Distributable Earnings per share. See Appendix for a definition and reconciliation to GAAP net income.

(2) Reflects ratio of Distributable Earnings per share to dividends declared per share for the three months ended June 30, 2023. See Appendix for a reconciliation to GAAP net income.

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Blackstone |Blackstone Mortgage Trust, Inc. 2 SECOND QUARTER RESULTS (1) See Appendix for definition and reconciliation to GAAP net income. (2) Dividend yield based on share price of $22.42 as of July 25, 2023. Dividend coverage reflects ratio of Distributable Earnings per share to dividends declared per share for the three months ended June 30, 2023. See Appendix for definition and reconciliation to GAAP net income. (3) Based on Net Loan Exposure, which reflects total loan exposure net of syndications and CECL reserves. See Appendix for definition. (4) Reflects weighted average loan-to-value (“LTV”) as of the date investments were originated or acquired by BXMT based on total loan exposure. (5) Represents Distributable Earnings in excess of dividends declared for the three months ending June 30, 2023. See Appendix for reconciliation to GAAP net income, which was $5 million less than dividends declared. Earnings  2Q GAAP basic earnings per share of $0.59 and Distributable Earnings(1) per share of $0.79  Paid 2Q dividend of $0.62 per share, equating to an 11.1% annualized dividend yield;(2) substantial dividend coverage(2) of 127%  Book value increased to $26.30 per share as retained excess earnings more than offset increase in CECL reserve Portfolio  $23.1 billion loan portfolio(3) secured by institutional quality real estate, with a weighted average origination LTV(4) of 64%  Collected $1.5 billion of repayments in 2Q, including two loan sales at 99.8% of par  Repayments diversified across asset classes, including $354 million of office loans Credit  96% performing portfolio(3) continues to generate robust cash flow; $30 million of excess Distributable Earnings(5) added to book value in 2Q  Upgraded 8 loans and downgraded 7 loans in 2Q; stable weighted average risk rating of 2.9  CECL reserve of $380 million is 2.7x prior year level; significant reserves established on 5-risk rated office loans, averaging 20% of outstanding principal balance  Stable, match-funded financing structures with no capital markets mark-to-market provisions; no corporate debt maturities until 2026  Increased liquidity to record level of $1.8 billion and reduced leverage ratio by 0.1x  Capital structure diversified across various funding sources, inclusive of 15 credit facility counterparties; ample financing capacity to support new investments Capitalization & Liquidity

Blackstone |Blackstone Mortgage Trust, Inc. $0.67 $0.71 $0.87 $0.79 $0.79 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 (1) Reflects change in Distributable Earnings per share in the three months ending June 30, 2023 compared to the prior period. See Appendix reconciliation to GAAP net income, which grew by 7%. (2) Reflects ratio of Distributable Earnings per share to dividends declared per share for the respective periods. See Appendix for definition and reconciliation to GAAP net income. 3 EARNINGS  2Q Distributable Earnings grew 18% year-over-year(1) and are currently at record levels on a trailing 12-month basis  Dividend well covered at 127% over the last 12 months Earnings Per Share(1) GAAP EPS $0.59$0.60 $0.62 Dividend $(0.28) $0.68 Distributable EPS Prepayment Income 109% 127% 2Q 2022 LTM 2Q 2023 LTM Dividend Coverage Dividend Coverage(2) $0.55

Blackstone |Blackstone Mortgage Trust, Inc. $153 $155 $166 $190 $197 $214 12/31/2022 3/31/2023 6/30/2023 4 EARNINGS Stable Book Value ($ per share) CECL Reserve ($ in millions)  Excess earnings add to book value, which increased year-to-date notwithstanding an 11% increase in CECL reserves over the period  Specific reserves represent 20% of impaired loan balance $343 $352 $380 20% of 5-Rated Loans General Reserve Asset Specific Reserves 12/31/2022 3/31/2023 6/30/2023 $26.26 $26.28 $26.30

Blackstone |Blackstone Mortgage Trust, Inc. (1) States and countries comprising less than 1% of total loan portfolio are excluded. (2) Based on Net Loan Exposure, which reflects total loan exposure net of syndications and CECL reserves. See Appendix for definition. HI, 2% DC 1% TX 6% NY 15% NV 3% MA 2% IL 3% GA 2% FL 7% CA 12% VA, 2% AZ 2% CO 2% 5 PORTFOLIO  Well-diversified portfolio of 191 senior loans, secured by institutional assets across sectors and markets Collateral Diversification(2)Geographic Footprint(1)(2) ES 5% IE, 5% UK, 14% SE, 2% AU 6% NC, 1% DEU 1% US Office 26% Non-US Office 9% Multifamily 26% Hospitality 19% Industrial 9% Retail 4% Life Sciences/ Studio 2% Other Property 5% Sunbelt 25% Northeast 20% West 15% Midwest 4% Northwest 1% Other Western Europe 15% UK 14% Australia 6%

Blackstone |Blackstone Mortgage Trust, Inc. 99% 99% 97% 97% 96% 6/30/2022 9/30/2022 12/31/2022 3/31/2023 6/30/2023 0.93% 2.45% 3.88% 4.62% 5.04% 6 CREDIT Weighted Average Risk Rating(1)Performing Portfolio(1) % Performing Average 1M SOFR  BXMT’s loan portfolio has demonstrated resilience through market volatility and rapidly increasing interest rates; 96% performance reflects strong overall credit quality  Stable weighted average risk rating of 2.9 as most assets continue to achieve positive business plan performance, offsetting limited universe of more challenged situations (1) Based on Net Loan Exposure, which reflects total loan exposure net of syndications and CECL reserves. See Appendix for definition. 2.8 2.8 2.9 2.9 2.9 6/30/2022 9/30/2022 12/31/2022 3/31/2023 6/30/2023 Weighted Average Risk Rating1 2 3 4 5 eig t rage Risk Rating

CAPITALIZATION

- Reduced leverage by 0.1x quarter-over-quarter while increasing liquidity to record level of $1.8 billion
- Well-structured balance sheet positioned to withstand volatility with no capital markets mark-to-market provisions, limited credit mark-to-market, and no corporate debt maturities until 2026

Debt to Equity and Liquidity

($ in billions)


$1.5
$1.7
$1.6(1)
$1.6
$1.8
3.7x
3.6x
3.8x
3.8x
3.7x
3.6x
3.5x
3.6x
3.5x
3.4x
6/30/2022
9/30/2022
12/31/2022
3/31/2023
6/30/2023
Debt-to-Equity Ratio(2)
Debt-to-Equity Ratio, adj.(3)
Liquidity

Corporate Debt Maturities(4)

($ in millions)


$1,303
$400
$300
$780
2023
2024
2025
2026
2027
2028+
Convertible Notes
Term Loan B
Senior Secured Notes

(1) Liquidity as of December 31, 2022, net of $220 million for convertible notes that matured in March 2023.
(2) Represents (i) total outstanding secured debt, asset-specific debt, term loans, senior secured notes, and convertible notes, less cash, to (ii) total equity.
(3) Represents (i) total outstanding secured debt, asset-specific debt, term loans, senior secured notes, and convertible notes, less cash, to (ii) total equity, excluding our aggregate CECL reserve.
(4) Excludes $22 million per annum of scheduled amortization payments under the Term Loan B.

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Blackstone |Blackstone Mortgage Trust, Inc. Appendix 8

APPENDIX

Portfolio Details

($ in millions)

	Loan Type	Origination Date[1]	Total Loan[2]	Principal Balance[2]	Net Book Value	Cash Coupon	All-in Yield[3]	Maximum Maturity[4]	Location	Property Type	Loan Per SQFT / Unit / Key	Origination LTV[1]
Loan 1	Senior Loan	8/14/2019	$ 1,155	$ 1,059	$ 1,056	+ 3.05 %	+ 3.78 %	12/23/2024	Dublin - IE	Mixed-Use	$346 / sqft	74 %
Loan 2	Senior Loan	4/9/2018	1,487	1,057	1,054	+ 4.45 %	+ 4.75 %	6/9/2025	New York	Office	$524 / sqft	48 %
Loan 3	Senior Loan	6/24/2022	882	882	874	+ 4.75 %	+ 5.07 %	6/21/2029	Diversified - AU	Hospitality	$401 / sqft	59 %
Loan 4	Senior Loan[2]	8/7/2019	746	699	142	+ 3.22 %	+ 3.72 %	9/9/2025	Los Angeles	Office	$473 / sqft	59 %
Loan 5	Senior Loan	3/22/2018	630	630	630	+ 3.25 %	+ 3.31 %	3/15/2026	Diversified - Spain	Mixed-Use	n / a	71 %
Loan 6	Senior Loan	3/30/2021	459	459	456	+ 3.20 %	+ 3.41 %	5/15/2026	Diversified - SE	Industrial	$85 / sqft	76 %
Loan 7	Senior Loan	7/23/2021	500	441	437	+ 4.10 %	+ 4.55 %	8/9/2027	New York	Multi	$592,256 / unit	58 %
Loan 8	Senior Loan[2]	11/22/2019	470	374	75	+ 3.78 %	+ 4.25 %	12/9/2025	Los Angeles	Office	$685 / sqft	69 %
Loan 9	Senior Loan	8/22/2018	363	363	363	+ 3.42 %	+ 3.42 %	8/9/2023	Maui	Hospitality	$471,391 / key	61 %
Loan 10	Senior Loan	12/9/2021	385	356	356	+ 2.76 %	+ 2.89 %	12/9/2026	New York	Mixed-Use	$123 / sqft	50 %
Loan 11	Senior Loan	9/23/2019	382	356	355	+ 3.00 %	+ 3.23 %	8/15/2024	Diversified - Spain	Hospitality	$126,793 / key	62 %
Loan 12	Senior Loan	4/11/2018	345	335	335	+ 2.25 %	+ 2.28 %	5/1/2025	New York	Office	$424 / sqft	71 %
Loan 13	Senior Loan	5/6/2022	307	307	305	+ 3.50 %	+ 3.79 %	5/6/2027	Diversified - UK	Industrial	$97 / sqft	53 %
Loan 14	Senior Loan	2/27/2020	303	302	302	+ 2.70 %	+ 2.94 %	3/9/2025	New York	Multi	$795,074 / unit	59 %
Loan 15	Senior Loan	10/25/2021	300	300	298	+ 4.00 %	+ 4.32 %	10/25/2024	Diversified - AU	Hospitality	$147,797 / key	56 %
Loans 16 - 191	Senior Loans[2]	Various	20,556	17,836	17,445	+ 3.31 %	+ 3.66 %	Various	Various	Various	Various	65 %
CECL reserve					(364)							
Total/Wtd. avg.			**$ 29,270**	**$ 25,756**	**$ 24,119**	**+ 3.39 %**	**+ 3.73 %**	**2.7 yrs**				**64 %**

(1) Date loan was originated or acquired by us, and the LTV as of such date. Origination dates are subsequently updated to reflect material loan modifications.
(2) Certain loans include an aggregate $1.2 billion of Non-Consolidated Senior Interests as of June 30, 2023.
(3) The weighted-average cash coupon and all-in yield are expressed as a spread over the relevant floating benchmark rates. Excludes loans accounted for under the cost-recovery method.
(4) Maximum maturity assumes all extension options are exercised; however, floating rate loans generally may be repaid prior to their final maturity without penalty.

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Blackstone |Blackstone Mortgage Trust, Inc. 10 APPENDIX Consolidated Balance Sheets ($ in thousands, except per share data) June 30, 2023 December 31, 2022 Assets Cash and cash equivalents $482,856 $291,340 Loans receivable 24,482,749 25,017,880 Current expected credit loss reserve (363,875) (326,137) Loans receivable, net $24,118,874 $24,691,743 Other assets 260,906 370,902 Total assets $24,862,636 $25,353,985 Liabilities and equity Secured debt, net $13,431,039 $13,528,164 Securitized debt obligations, net 2,666,414 2,664,010 Asset-specific debt, net 870,147 942,503 Loan participations sold, net 235,857 224,232 Term loans, net 2,108,015 2,114,549 Senior secured notes, net 395,760 395,166 Convertible notes, net 295,208 514,257 Other liabilities 294,007 426,904 Total liabilities $20,296,447 $20,809,785 Commitments and contingencies — — Equity Class A common stock, $0.01 par value $1,723 $1,717 Additional paid-in capital 5,491,640 5,475,804 Accumulated other comprehensive income 10,740 10,022 Accumulated deficit (963,441) (968,749) Total Blackstone Mortgage Trust, Inc. stockholdersʼ equity $4,540,662 $4,518,794 Non-controlling interests 25,527 25,406 Total equity $4,566,189 $4,544,200 Total liabilities and equity $24,862,636 $25,353,985

Blackstone |Blackstone Mortgage Trust, Inc. 11 APPENDIX Consolidated Statements of Operations ($ in thousands, except per share data) Three Months Ended June 30, Six Months Ended June 30, 2023 2022 2023 2022 Income from loans and other investments Interest and related income $521,892 $283,687 $1,013,276 $518,119 Less: Interest and related expenses 344,549 136,619 661,746 237,333 Income from loans and other investments, net $177,343 $147,068 $351,530 $280,786 Other expenses Management and incentive fees $32,815 $27,065 $63,865 $50,551 General and administrative expenses 13,022 12,409 25,887 24,769 Total other expenses $45,837 $39,474 $89,752 $75,320 Increase in current expected credit loss reserve (27,807) (12,983) (37,630) (10,446) Income before income taxes $103,699 $94,611 $224,148 $195,020 Income tax provision 1,202 746 3,095 892 Net income $102,497 $93,865 $221,053 $194,128 Net income attributable to non-controlling interests (846) (615) (1,645) (1,191) Net income attributable to Blackstone Mortgage Trust, Inc. $101,651 $93,250 $219,408 $192,937 Per share information (basic ) Net income per share of common stock, basic $0.59 $0.55 $1.27 $1.14 Weighted-average shares of common stock outstanding, basic 172,615,385 170,665,601 172,606,914 169,963,730 Per share information (diluted) Net income per share of common stock, diluted $0.58 $0.54 $1.25 $1.12 Weighted-average shares of common stock outstanding, diluted 180,886,445 185,009,805 180,877,974 180,332,341

Blackstone |Blackstone Mortgage Trust, Inc. 12 APPENDIX (1) Represents net income attributable to Blackstone Mortgage Trust, Inc. (2) Primarily represents the repatriation of net interest income earned during the quarter from non-USD investments. The difference between the value of such income on the date of conversion to USD and our cumulative basis in such income is not included in GAAP net income, but rather as a component of Other Comprehensive Income on our consolidated balance sheet. Quarterly Per Share Calculations (in thousands, except per share data) Distributable Earnings Reconciliation Book Value per Share Earnings per Share Three Months Ended June 30, 2023 March 31, 2023 Stockholders' equity $4,540,662 $4,535,227 Shares Class A common stock 172,310 172,284 Deferred stock units 340 316 Total outstanding 172,650 172,601 Book value per share $26.30 $26.28 Three Months Ended June 30, 2023 March 31, 2023 Net income(1) $101,651 $117,757 Weighted-average shares outstanding, basic 172,615 172,598 Per share amount, basic $0.59 $0.68 Diluted earnings $105,207 $121,313 Weighted-average shares outstanding, diluted 180,886 180,869 Per share amount, diluted $0.58 $0.67 Three Months Ended June 30, 2023 March 31, 2023 Net income(1) $101,651 $117,757 Increase in current expected credit loss reserve 27,807 9,823 Non-cash compensation expense 7,665 7,655 Realized hedging and foreign currency (loss) gain, net(2) (130) 889 Adjustments attributable to non-controlling interests, net (42) (29) Other items 43 18 Distributable Earnings $136,994 $136,113 Weighted-average shares outstanding, basic 172,615 172,598 Distributable Earnings per share, basic $0.79 $0.79

Blackstone |Blackstone Mortgage Trust, Inc. (1) Represents net income attributable to Blackstone Mortgage Trust, Inc. (2) Primarily represents the repatriation of net interest income earned during the quarter from non-USD investments. The difference between the value of such income on the date of conversion to USD and our cumulative basis in such income is not included in GAAP net income, but rather as a component of Other Comprehensive Income on our consolidated balance sheet. 13 APPENDIX Reconciliation of Net Income to Distributable Earnings (in thousands, except per share data) Three Months Ended, Jun 30, 2023 Mar 31, 2023 Dec 31, 2022 Sep 30, 2022 Net income(1) $101,651 $117,757 ($47,540) $103,246 Increase in current expected credit loss reserve 27,807 9,823 188,811 12,248 Non-cash compensation expense 7,665 7,655 8,128 8,219 Realized hedging and foreign currency (loss) gain, net(2) (130) 889 (511) (1,698) Adjustments attributable to non-controlling interests, net (42) (29) (268) (43) Other items 43 18 (25) (10) Distributable Earnings $136,994 $136,113 $148,595 $121,962 Weighted-average shares outstanding, basic 172,615 172,598 171,605 170,972 Net income per share, basic $0.59 $0.68 ($0.28) $0.60 Distributable Earnings per share, basic $0.79 $0.79 $0.87 $0.71

Blackstone |Blackstone Mortgage Trust, Inc. (1) Represents net income attributable to Blackstone Mortgage Trust, Inc. (2) Primarily represents the repatriation of net interest income earned during the quarter from non-USD investments. The difference between the value of such income on the date of conversion to USD and our cumulative basis in such income is not included in GAAP net income, but rather as a component of Other Comprehensive Income on our consolidated balance sheet. 14 APPENDIX Reconciliation of Net Income to Distributable Earnings (cont.) (in thousands, except per share data) Three Months Ended, Jun 30, 2022 Mar 31, 2022 Dec 31, 2021 Sep 30, 2021 Net income(1) $93,250 $99,687 $123,940 $83,757 Charge-offs of current expected credit loss reserve(2) - - (14,427) - Increase (decrease) in current expected credit loss reserve 12,983 (2,537) 9,568 2,767 Non-cash compensation expense 8,418 8,650 7,463 8,080 Realized hedging and foreign currency loss, net(2) (829) (200) (668) (768) Adjustments attributable to non-controlling interests, net (46) (4) (30) (39) Other items (65) (30) 120 116 Distributable Earnings $113,711 $105,566 $125,966 $93,913 Weighted-average shares outstanding, basic 170,666 169,254 162,057 149,215 Net income per share, basic $0.55 $0.59 $0.76 $0.56 Distributable Earnings per share, basic $0.67 $0.62 $0.78 $0.63

Blackstone |Blackstone Mortgage Trust, Inc. 15 DEFINITIONS Distributable Earnings: Blackstone Mortgage Trust, Inc. (“BXMT”) discloses Distributable Earnings in this presentation. Distributable Earnings is a financial measure that is calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“GAAP”). Distributable Earnings is a non-GAAP measure, which we define as GAAP net income (loss), including realized gains and losses not otherwise included in GAAP net income (loss), and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) unrealized gains (losses), and (iv) certain non-cash items. Distributable Earnings may also be adjusted from time to time to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges as determined by our Manager, subject to approval by a majority of our independent directors. We believe that Distributable Earnings provides meaningful information to consider in addition to our net income and cash flow from operating activities determined in accordance with GAAP. This adjusted measure helps us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current loan portfolio and operations. We believe Distributable Earnings is a useful financial metric for existing and potential future holders of our class A common stock as historically, over time, Distributable Earnings has been a strong indicator of our dividends per share. Distributable Earnings mirrors the terms of our management agreement between our Manager and us for purposes of calculating our incentive fee expense. Distributable Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to GAAP net income, or an indication of our GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies. Non-Consolidated Senior Interests: Senior interests in loans originated and syndicated to third parties. These non-recourse loan participations, which are excluded from the GAAP balance sheet, constitute additional financing capacity and are included in discussions of the loan portfolio. Net Loan Exposure: Reflects total loan exposure net of syndications and CECL reserves. Syndications include (i) non-consolidated senior interests, (ii) loan participations sold, and (iii) term-matched, non-recourse, non-mark-to-market asset specific debt. 1M SOFR: Represents 1-Month Term SOFR, which is an interest rate based on the Secured Overnight Financing Rate (SOFR), calculated and published for a 1-month tenor.

Blackstone |Blackstone Mortgage Trust, Inc. 16 FORWARD-LOOKING STATEMENTS AND IMPORTANT DISCLOSURE INFORMATION References herein to “Blackstone Mortgage Trust,” “Company,” “we,” “us,” or “our” refer to Blackstone Mortgage Trust, Inc. and its subsidiaries unless the context specifically requires otherwise. Opinions expressed reflect the current opinions of BXMT as of the date appearing in this document only and are based on the BXMT's opinions of the current market environment, which is subject to change. There can be no assurances that any of the trends described herein will continue or will not reverse. Past events and trends do not imply, predict or guarantee, and are not necessarily indicative of, future events or results. This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect BXMT’s current views with respect to, among other things, its operations and financial performance, its business plans and the impact of the current macroeconomic environment, including interest rate changes. You can identify these forward-looking statements by the use of words such as “outlook,” “objective,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. BXMT believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange Commission (“SEC”) which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. BXMT assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events or circumstances.